Acquisition of subsidiary	12 Months Ended
Dec. 31, 2019
Disclosure of detailed information about business combination [abstract]
Acquisition of subsidiary
5. Acquisition of subsidiary
On April 23, 2019, the Group obtained control of OncoMed, a Company based in the U.S., which was previously
l
isted on the Nasdaq Global Market, by acquiring
100 per cent of its issued share capital. OncoMed is a clinical-stage biopharmaceutical company focused on discovering and developing novel therapeutics that address the fundamental biology driving cancer’s growth, resistance, recurrence and metastasis. OncoMed was acquired in order to broaden the Group’s asset base, strengthen its cash position and obtain a US listing to diversify international shareholder base of the combined group.

The final acquisition accounting is set out below:

OncoMed
Cash and short-term deposits	10,074
Short-term investments	29,019
Other receivables	155
Prepayments	1,699
Property, plant and equipment	82
Right-of-use assets	10,755
Identifiable intangible assets	12,693
Other liabilities	(9,215)
Lease liabilities	(10,689)

Net identifiable assets	44,573

Bargain purchase	(3,681)

Total consideration	40,892

Equity instruments (24.8 million ordinary shares)	40,892

Contingent consideration arrangement	—

Total consideration	40,892

The Group acquired net cash
of £10.1 million with the acquisition of OncoMed, being the value of the cash and short-term deposits on April 23, 2019.
The fair value of the 24.8 million ordinary
shares issued as the consideration paid
 for OncoMed was measured based on the Group’s quoted share price on April 23, 2019
.
As the Group acquired OncoMed for an amount less than the fair market value of the net assets acquired, a gain on bargain purchase of £3.7 million was realized. The was attributable to the following factors:

•
Subject to working capital adjustments, the immediately
pre-closing
proportion of shares in the Company due to be issued to OncoMed’s shareholders was agreed in December 2018, based on the Group’s
90-day
volume-weighted average share price ending on December 4, 2018. Following a movement downward in the Group’s quoted share price on the completion date in comparison with the reference share price, this reduced the overall fair value of the consideration paid. The impact in the reduction in the fair value of consideration paid was partly offset by;

•
In the period from announcement of the deal and the date of acquisition (April 23, 2019), a period of approximately five months, OncoMed continued to generate losses, reflecting continue research and development activity, together with recurring expenditure on its overheads. This had the effect of reducing net assets acquired on the acquisition date compared with net assets at the time the acquisition was agreed.

Additional cash consideration, accounted for as contingent consideration, becomes payable under a Contingent Value Rights Agreement (“CVR”) relating to OncoMed’s etigilimab (“TIGIT”) and navicixizumab (“Navi”) products. The contingent consideration would become payable upon the achievement of certain milestones in the future specific to TIGIT (“the TIGIT milestone”) and Navi (“the Navi milestone”)..
As at the date of acquisition the fair value of the contingent consideration was estimated to be close to £nil. In making that assessment, the following information and factors were considered:

1)	The uncertain outcomes of current clinical studies;

2)	The level of uncertainty regarding the availability of future funding partners;

3)	The level of uncertainty relating to the success of future development of such products; and

4)	The dependency of the CVR milestones on the occurrence of events that are outside of the control of the Group; and

5)
The likelihood of Celgene exercising the exclusive option granted by OncoMed to Celgene in relation to OncoMed’s TIGIT product, particularly given Bristol-Myers Squibb’s proposed acquisition of Celgene.

In June 2019 it was announced that Celgene had decided, in light of strategic product portfolio considerations, not to exercise its option to license TIGIT. Accordingly, the TIGIT milestone can no longer be achieved.
As at December 31, 2019, the Group estimates the fair value of the Navi milestone to be £0.4 million ($0.5 million) which is accounted for as a contingent consideration liability,
(see Note 25 and Note 30).
 The maximum undiscounted amount of the Navi milestone is subject to an aggregate cap of $80 million.
The fair value of the financial assets includes receivables from the landlord under OncoMed’s office lease arrangement in relation to tenant improvements with a fair value and a gross contractual value of £0.2 million. It is estimated at acquisition date that all contractual cash flows are collectable in full. Short-term investments acquired with OncoMed were treasury bills (recognized at fair value through other comprehensive income), in line with the Group’s accounting policy (see Note 25).
Acquisition related costs (presented net against the gain on bargain purchase in the consolidated statement of comprehensive loss) amounted to £2.6 million
(rounded). Transaction
costs incremental and directly attributable to the issuance of new share capital associated with the acquisition of OncoMed amounted to £0.8 million, which is accounted for within equity.

The net gain on bargain purchase in the consolidated statement of comprehensive loss is therefore £1.0 million (rounded).
OncoMed contributed £nil revenue and £5.7 million to the Group’s loss for the period between the date of acquisition and the balance sheet date. If the acquisition of OncoMed had been completed on the first day of the financial year, group revenues for the period would have been £3.3 million and the Group’s loss would have been £42.9 million. This information is provided for illustrative purposes only and is not necessarily indicative of the results that the Group would have occurred had OncoMed been acquired at the beginning of the year, or indicative of future results of the Group.